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                                                                    Exhibit 10.6


                            NEW ENGLAND ZENITH FUND
                           c/o New England Financial
                              501 Boylston Street
                          Boston, Massachusetts 02116


New England Life Insurance Company
501 Boylston Street
Boston, Massachusetts 02116

Ladies and Gentlemen:

This is to advise you that New England Zenith Fund (the "Trust") has established two new series of shares, the "MFS Investors Series" and the "MFS Research Managers Series" (the "New Series"). In accordance with the Additional Series provisions of Section 19 of the Transfer Agency Agreement dated as of February 27, 1987, as amended, between the Trust and you, the Trust hereby requests that you act as Transfer and Dividend Disbursing Agent for the New Series under the terms of such Transfer Agency Agreement.

Please indicate your acceptance of the foregoing by executing the enclosed four copies of this Letter Agreement, returning two to the Trust, to the attention of the undersigned, and retaining two originals for your records.

A copy of the Agreement and Declaration of Trust, as amended, establishing New England Zenith Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed with respect to the Trust by officers of the Trust as officers and not individually and that the obligations of the Trust arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Trust on behalf of the respective Series.


                              NEW ENGLAND ZENITH FUND


                              By: /s/  Thomas M. Lenz
                                 ----------------------------
                                 Thomas M. Lenz
                                 Secretary


Agreed to as of the 28th day of April, 1999.

NEW ENGLAND LIFE INSURANCE COMPANY

By: /s/ Frederick K. Zimmermann
   -------------------------------
   Name: Frederick K. Zimmermann
   Title: Executive Vice President